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EXHIBIT 10.2


                            NEON COMMUNICATIONS, INC.

                              STOCK INCENTIVE PLAN

         Section 1. PURPOSE. The purpose of the NEON Communications, Inc. Stock Incentive Plan (as amended from time to time, the "Plan") is to promote the interests of NEON Communications, Inc., a Delaware corporation (the "Company"), and any Parent or Subsidiary thereof and the interests of the Company's stockholders by providing an opportunity to selected employees, directors and officers of, and consultants to, the Company or any Parent or Subsidiary thereof as of the date of the adoption of the Plan or at any time thereafter to purchase Common Stock of the Company. By encouraging such stock ownership the Company seeks to attract, retain and motivate such employees, directors and officers and other persons and to encourage such employees, directors and officers and other persons to devote their best efforts to the business and financial success of the Company. It is intended that this purpose will be effected by the granting of "non-qualified stock options" and/or "incentive stock options" to acquire the Common Stock of the Company or "restricted shares" or other awards based on the Company's Common Stock. Under the Plan, the Committee (as hereinafter defined) shall have the authority (in its sole discretion) to grant "incentive stock options" within the meaning of Section 422(b) of the Code and "non-qualified stock options" as described in Treasury Regulation Section 1.83-7 or any successor regulation thereto or restricted shares of the Company's Common Stock, or other awards based on the Company's Common Stock.

         Section 2. DEFINITIONS. For purposes of the Plan, the following terms used herein shall have the following meanings, unless a different meaning is clearly required by the context:

                 2.1. "AWARD" shall mean any of the following: (i) ISO, (ii) Non-Qualified Stock Option, (iii) Restricted Share, and (iv) any other stock-based awards.

                 2.2. "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company.

                 2.3. "CODE" shall mean the Internal Revenue Code of 1986, as amended.

                 2.4. "COMMITTEE" shall mean the committee of the Board of Directors referred to in Section 5 hereof, provided, that if no such committee is appointed by the Board of Directors, the Board of Directors shall have all of the authority and obligations of the Committee under the Plan.

                 2.5. "COMMON STOCK" shall mean the Common Stock $0.001 par value, of the Company.

                 2.6. "COMPANY" has the meaning set forth in Section 1.

                 2.7. "EMPLOYEE" shall mean with respect to an ISO, any person, including without limitation, an officer of the Company, who, at the time an ISO is granted to such person hereunder, is employed by the Company or any Parent or Subsidiary of the Company, and (ii) with respect to a Non-Qualified Option, any person employed by, or performing services for, the Company or any Parent or Subsidiary of the Company, including, without limitation, consultants, officers and directors.

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                 2.8. "FAIR MARKET VALUE" of a share of Common Stock as of any day shall be determined in accordance with the following provisions:

                 (i) If the Common Stock is at the time traded on the Nasdaq Stock Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                 (ii) If the Common Stock is at the time listed on any stock exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Committee to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                 (iii) If the Common Stock is at the time neither listed on any stock exchange nor traded on the Nasdaq Stock Market, then the Fair Market Value shall be determined by the Committee after taking into account such factors as the Committee shall deem appropriate.

                 2.9. "ISO" shall mean an Option granted to a Participant pursuant to the Plan that constitutes and shall be treated as an "incentive stock option" as defined in Section 422(b) of the Code.

                 2.10. "NON QUALIFIED OPTION" shall mean an Option granted to a Participant pursuant to the Plan that is intended to be, and qualifies as, a "non qualified stock option" as described in Treasury Regulation Section 1.83-7 or any successor regulation thereto and that shall not constitute or be treated as an ISO.

                 2.11. "OPTION" shall mean any ISO or Non-Qualified Option granted to an Employee pursuant to the Plan.

                 2.12. "OPTION SHARES" shall mean shares of Common Stock issued or issuable upon exercise of an Option.

                 2.13. "PARTICIPANT" shall mean any Employee to whom an Option is granted under the Plan.

                 2.14. "PARENT" of the Company shall have the meaning of "parent corporation" set forth in Section 424(e) of the Code.

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                 2.15. "PLAN" has the meaning set forth in Section 1.

                 2.16. "RESTRICTED SHARES" means shares of Common Stock issued to a Participant under the Plan in accordance with Section 7 of the Plan.

                 2.17. "SUBSIDIARY" of the Company shall have the meaning of "subsidiary corporation" set forth in Section 424(f) of the Code.

         Section 3. ELIGIBILITY. Awards may be granted to any Employee. The Committee shall have the sole authority to select the persons to whom Awards are to be granted hereunder, and to determine whether a person is to be granted a Non-Qualified Option, an ISO, Restricted Shares, other stock-based Award, or any combination thereof. No person shall have any right to participate in the Plan. Any person selected by the Committee for participation during any one period will not by virtue of such participation have the right to be selected as a Participant for any other period.

         Section 4. COMMON STOCK SUBJECT TO THE PLAN.

                 4.1. NUMBER OF SHARES. The total number of shares of Common Stock authorized for Awards under the Plan shall be 2,469,000 shares of Common Stock (subject to adjustment as provided in Section 7 hereof).

                 4.2. REISSUANCE. The shares of Common Stock that may be subject to Awards granted under the Plan may be either authorized and unissued shares or shares reacquired at any time and now or hereafter held as treasury stock, as the Committee may determine. In the event that any outstanding Option expires or is terminated or forfeited for any reason, the shares of Common Stock allocable to the unexercised, terminated, or forfeited portion of such Option may again be available for Awards under the Plan. If any Restricted Shares are forfeited following their award under this Plan, such shares may again be available for Awards under the Plan. If any Option Shares shall have been repurchased by the Company, then such shares may again be available for Awards under the Plan. In the event that shares of Common Stock are delivered to the Company in full or partial payment of the exercise price for an Option, the number of shares of Common Stock available for future grants pursuant to this Plan shall be reduced only by the net number of shares of Common Stock issued upon the exercise of the Option.

                 4.3. SPECIAL ISO LIMITATIONS.

                 (a) The aggregate Fair Market Value (determined as of the date an ISO is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all incentive stock option plans of the Company or any Parent or Subsidiary of the Company) shall not exceed $100,000.00. To the extent such limitations is exceeded, such Option shall be considered a Non Qualified Option for purposes of this Plan.

                 (b) No ISO shall be granted to an Employee who, at the time the ISO is granted, owns (actually or constructively under the provisions of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the


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Company, unless (i) the option price is at least 110% of the Fair Market Value
(determined as of the time the ISO is granted) of the shares of Common Stock subject to the ISO and (ii) the ISO by its terms is not exercisable more than five years from the date it is granted.

                 4.4. LIMITATIONS NOT APPLICABLE TO NON-QUALIFIED OPTIONS. Notwithstanding any other provision of the Plan, the provisions of Sections 4.3(a) (other than the second sentence thereof) and 4.3(b) shall not apply, nor shall be construed to apply, to any Non-Qualified Option granted under the Plan.

         Section 5. ADMINISTRATION OF THE PLAN

                 5.1. ADMINISTRATION. Subject to the proviso in Section 2.3 hereof, the Plan shall be administered by a committee of the Board of Directors (the "Committee") established by the Board of Directors. The Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. To the extent deemed necessary or appropriate by the Board of Directors or the Committee, the Committee may be limited to specified members for purposes of complying with applicable provisions of the Code, securities laws, or the rules of any exchange on which the Common Stock is traded. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to make Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of shares subject to Awards and the maximum number of shares for any one Participant to be made by any such executive officer.

                 5.2. GRANT OF AWARDS. The Committee shall have the sole authority and discretion under the Plan (i) to select the Employees who are to be granted Awards hereunder; (ii) to designate whether any Option to be granted hereunder is to be an ISO or a Non-Qualified Option; (iii) to establish the number of shares of Common Stock that may be subject to each Award; (iv) to determine the time and the conditions subject to which Options may be exercised in whole or in part; (v) to determine the amount (not less than the par value per share) and the form of the consideration that may be used to purchase Option Shares (including, without limitation, the circumstances under which issued and outstanding shares of Common Stock owned by a Participant may be used by the Participant to exercise an Option); (vi) to impose restrictions and/or conditions with respect to Restricted Shares or Option Shares; (vii) to determine the circumstances under which Restricted Shares or Option Shares may be subject to repurchase by the Company; (viii) to determine the circumstances and conditions subject to which Restricted Shares or Option Shares may be sold or otherwise transferred, including, without limitation, the circumstances and conditions subject to which a proposed sale of Restricted Shares or Option Shares may be subject to the Company's right of first refusal (as well as the terms and conditions of any such right of first refusal); (ix) to establish a forfeiture period for any Restricted Shares or vesting provision for any Option relating to the time when (or the circumstances under which) the Option may be exercised by a Participant, including, without limitation, vesting provisions or lapse of forfeiture periods that may be contingent upon (A) the Company's meeting specified financial goals, (B) a change of control of the Company or (C) the occurrence of other specified events; (x) to accelerate the time when outstanding Options may be exercised or advance the lapse of any forfeiture period relating to Restricted Shares; and (xi) to establish any other terms, restrictions and/or conditions applicable to any Restricted Share or Option not inconsistent with the provisions of the Plan.

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                 5.3. INTERPRETATION. The Committee shall be authorized to
interpret the Plan in its discretion and may, from time to time, adopt such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the purposes of the Plan.

                 5.4. FINALITY. The interpretation and construction by the Committee of any provision of the Plan, any Award granted hereunder or any agreement evidencing any such Award shall be final and conclusive upon all parties.

                 5.5. EXPENSES, ETC. All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration of the Plan. The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Committee shall be liable for any action, determination or interpretation taken or made in good faith with respect to the Plan or any Award granted hereunder.

         Section 6. TERMS AND CONDITIONS OF OPTIONS.

                 6.1. ISOs. The terms and conditions of each ISO granted under the Plan shall be specified by the Committee and shall be set forth in an ISO agreement between the Company and the Participant in such form as the Committee shall approve. The terms and conditions of each ISO shall be such that each ISO issued hereunder shall constitute and shall be treated as an "incentive stock option" as defined in Section 422(b) of the Code; provided that to the extent an Option intended to be an ISO does not qualify as an ISO under the applicable requirements of the Code, such Option shall be considered a Non-Qualified Option for purposes of this Plan. The terms and conditions of any ISO granted hereunder need not be identical to those of any other ISO granted hereunder.

         The terms and conditions of each ISO shall include the following:

                          (a) The exercise price shall be fixed by the Committee
but shall in no event be less than 100% (or 110% in the case of an Employee referred to in Section 4.3(b) hereof) of the Fair Market Value of the shares of Common Stock subject to the ISO on the date the ISO is granted.

                          (b) ISOs, by their terms, shall not be transferable
otherwise than by will or the laws of descent and distribution, and, during a Participant's lifetime an ISO shall be exercisable only by the Participant.

                          (c) The Committee shall fix the term of all ISOs
granted pursuant to the Plan (including, without limitation, the date on which such ISO shall expire and terminate), provided, however, that such term shall in no event exceed ten years from the date on which such ISO is granted (or, in the case of an ISO granted to an Employee referred to in Section 4.3(b) hereof, such term shall in no event exceed five years from the date on which such ISO is granted). Each ISO shall be exercisable in such amount or amounts, under such conditions and at such times or intervals or in such installments as shall be determined by the Committee in its sole discretion.

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                          (d) To the extent that the Company or any Parent or
Subsidiary of the Company is required to withhold any Federal, state or local taxes in respect of any compensation income realized by any Participant as a result of any "disqualifying disposition" of any shares of Common Stock acquired upon exercise of an ISO granted hereunder, the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state or local taxes required to be so withheld or, if such payments are insufficient to satisfy such Federal, state or local taxes, such Participant will be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Board of Directors, in its sole discretion.

                          (e) The terms and conditions of each ISO may include
the following provisions:

                 (i) In the event a Participant's employment by the Company or any Parent or Subsidiary of the Company shall be terminated for cause or shall be terminated by the Participant for any reason whatsoever other than as a result of the Participant's death or "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any ISO held by such Participant at that time may only be exercised within one month after the date on which the Participant ceased to be so employed, and only to the extent that the Participant could have otherwise exercised such ISO as of the date on which he ceased to be so employed.

                 (ii) In the event a Participant's employment by the Company or any Parent or Subsidiary of the Company shall terminate for any reason other than (x) a termination specified in clause (i) above or (y) by reason of the Participant's death or "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any ISO held by such Participant at that time may only be exercised within three months after the date on which the Participant ceased to be so employed, and only to the extent that the Participant could have otherwise exercised such ISO as of the date on which he ceased to be so employed.

                 (iii) In the event a Participant shall cease to be employed by the Company or any Parent or Subsidiary of the Company by reason of his "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any ISO held by such Participant at that time may only be exercised within one year after the date on which the Participant ceased to be so employed, and only to the extent that the Participant could have otherwise exercised such ISO as of the date on which he ceased to be so employed.

                 (iv) In the event a Participant shall die while in the employ of the Company or a Parent or Subsidiary of the Company (or within a period of three months after ceasing to be an Employee for any reason other than his "disability" (within the meaning of Section 22(e)(3) of the Code) or within a period of one year after ceasing to be an Employee by reason of such "disability"), the unexercised portion of any ISO held by such Participant at the time of his death may only be exercised within one year after


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                       the date of such Participant's death, and only to the
                       extent that the Participant could have otherwise exercised such ISO at the time of his death. In such event, such ISO may be exercised by the executor or administrator of the Participant's estate or by any person or persons who shall have acquired the ISO directly from the Participant by bequest or inheritance.

                 6.2. NON-QUALIFIED OPTIONS. The terms and conditions of each Non-Qualified Option granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written option agreement between the Company and the Participant in such form as the Committee shall approve. The terms and conditions of each Non-Qualified Option will be such (and each Non-Qualified Option agreement shall expressly so state) that each Non-Qualified Option issued hereunder shall not constitute nor be treated as an "incentive stock option" as defined in Section 422(b) of the Code, but will be a "non-qualified stock option" for Federal, state and local income tax purposes. The terms and conditions of any Non-Qualified Option granted hereunder need not be identical to those of any other Non-Qualified Option granted hereunder.

         The terms and conditions of each Non-Qualified Option Agreement shall include the following:

                          (a) The exercise price shall be fixed by the Committee
and may be equal to, more than or less than (but not less than the par value per share) 100% of the Fair Market Value of the shares of Common Stock subject to the Non-Qualified Option on the date such Non-Qualified Option is granted.

                          (b) The Committee shall fix the term of all
Non-Qualified Options granted pursuant to the Plan (including, without limitation, the date on which such Non-Qualified Option shall expire and terminate). Such term may not be more than ten years from the date on which such Non-Qualified Option is granted. Each Non-Qualified Option shall be exercisable in such amount or amounts, under such conditions (including, without limitation, provisions governing the rights to exercise such Non-Qualified Option), and at such times or intervals or in such installments as shall be determined by the Committee in its sole discretion.

                          (c) Unless otherwise approved by the Committee,
Non-Qualified Options shall not be transferable otherwise than by will or the laws of descent and distribution, and during a Participant's lifetime a Non-Qualified Option shall be exercisable only by the Participant.

                          (d) The terms and conditions of each Non-Qualified
Option may include the following provisions:

                 (i) In the event a Participant's employment by the Company or any Parent or Subsidiary of the Company shall be terminated for cause or shall be terminated by the Participant for any reason whatsoever other than as a result of the Participant's death or "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any Non-Qualified Option held by such Participant at that time may only be exercised

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                       within one month after the date on which the Participant
                       ceased to be an Employee, and only to the extent that the Participant could have otherwise exercised such Non-Qualified Option as of the date on which he ceased to be an Employee.

                 (ii) In the event a Participant's employment by the Company or any Parent or Subsidiary of the Company shall terminate for any reason other than (x) a termination by the Company for cause or (y) by reason of the Participant's death or "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any Non-Qualified Option held by such Participant at that time may only be exercised within three months after the date on which the Participant ceased to be an Employee, and only to the extent that the Participant could have otherwise exercised such Non-Qualified Option as of the date on which he ceased to be an Employee.

                 (iii) In the event a Participant shall cease to be an Employee of the Company or any Parent or Subsidiary of the Company by reason of his "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any Non-Qualified Option held by such Participant at that time may only be exercised within one year after the date on which the Participant ceased to be an Employee, and only to the extent that the Participant could have otherwise exercised such Non-Qualified Option as of the date on which he ceased to be an Employee.

                 (iv) In the event a Participant shall die while an Employee of the Company or a Parent or Subsidiary of the Company (or within a period of three months after ceasing to be an Employee for any reason other than his "disability" (within the meaning of Section 22(e)(3) of the Code) or within a period of one year after ceasing to be an Employee by reason of such "disability"), the unexercised portion of any Non-Qualified Option held by such Participant at the time of his death may only be exercised within one year after the date of such Participant's death, and only to the extent that the Participant could have otherwise exercised such Non-Qualified Option at the time of his death. In such event, such Non-Qualified Option may be exercised by the executor or administrator of the Participant's estate or by any person or persons who shall have acquired the Non-Qualified Option directly from the Participant by bequest or inheritance.

                          (e) To the extent that the Company (or any Parent or
Subsidiary thereof) is required to withhold any Federal, state or local taxes in respect of any compensation income realized by any Participant in respect of a Non-Qualified Option granted hereunder or in respect of any shares of Common Stock acquired upon exercise of a Non-Qualified Option, the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state or local taxes required to be so withheld or, if such payments are insufficient to satisfy such Federal, state or local taxes, or if no such payments are due or to become due to such Participant, then, such Participant will be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Committee, in its sole discretion.

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         Section 7. RESTRICTED SHARES.

         (a) The Board shall determine the terms and conditions of any Restricted Share Award, including the conditions for repurchase (or forfeiture) and the issue price, if any. Any stock certificates issued in respect of a Restricted Share Award shall be registered in the name of the Participant and, unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

         (b) Subject to any restrictions set forth in the applicable Award agreement, a recipient of Restricted Shares shall have voting, dividend and all other rights of a stockholder of the Company as of the date such Restricted Shares are issued and registered in recipient's name (whether or not certificates evidencing such Restricted Shares are delivered to such recipient). Except as may otherwise be set forth in the applicable Award agreement, stock dividends issued with respect to Restricted Shares shall be treated as additional Restricted Shares under the applicable Award agreement and shall be subject to the same terms and conditions that apply to the Restricted Shares with respect to which such dividends are issued.

         Section 8. OTHER STOCK-BASED AWARDS. The Committee shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Committee may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

         Section 9. ADJUSTMENTS.

         (a) In the event that, after the adoption of the Plan by the Board of Directors, the outstanding shares of the Company's Common Stock shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another entity in each such case (x) without receiving compensation therefor in money, services or property and (y) through reorganization, merger or consolidation, recapitalization, reclassification, stock split, split-up, combination or exchange of shares, declaration of any dividends payable in Common Stock, or any similar event, the Committee in good faith shall, subject to the provisions of
Section 9(c) below if the circumstances therein specified are applicable, appropriately adjust (i) the number of shares of Common Stock (and the option price per share) subject to the unexercised portion of any outstanding Option (to the nearest possible full share); provided, however, that the limitations of
Section 424 of the Code shall apply with respect to adjustments made to ISOs, and (ii) the number of shares of Common Stock for which Options may be granted under the Plan, as set forth in Sections 4.1 and 14(b) hereof, and such adjustments shall be effective and binding for all purposes of the Plan.

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         (b) If any capital reorganization or reclassification of the capital stock of the Company or any consolidation or merger of the Company with another entity, or the sale of all or substantially all its assets to another entity, shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, subject to the provisions of Section 9(c) below if the circumstances therein specified are applicable, each holder of an Option shall thereafter have the right to purchase, upon the exercise of the Option in accordance with the terms and conditions specified in the option agreement governing such Option and in lieu of the shares of Common Stock immediately theretofore receivable upon the exercise of such Option, such shares of stock, securities or assets (including, without limitation, cash) as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger or sale not taken place.

         (c) Notwithstanding Sections 9(a) and 9(b) hereof, in the event of (i) any offer to holders of the Company's Common Stock generally relating to the acquisition of all or substantially all of their shares, including, without limitation, through purchase, merger or otherwise, or (ii) any proposed transaction generally relating to the acquisition of substantially all of the assets or business of the Company (herein sometimes referred to as an "Acquisition"), the Board of Directors may, in its sole discretion, cancel any outstanding Options (provided, however, that the limitations of Section 424 of the Code shall apply with respect to adjustments made to ISOs) and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board of Directors acting in good faith) equal to the product of (A) the number of shares of Common Stock (the "Option Shares") that, as of the date of the consummation of such Acquisition, the holder of such Option had become entitled to purchase (and had not purchased) multiplied by (B) the amount, if any, by which (1) the formula or fixed price per share paid to holders of shares of Common Stock pursuant to such Acquisition exceeds (2) the option price applicable to such Option Shares.

         Section 10. EFFECT OF THE PLAN ON EMPLOYMENT RELATIONSHIP. Neither the Plan nor any Award granted hereunder to a Participant shall be construed as conferring upon such Participant any right to continue in the employ of (or otherwise provide services to) the Company or any Subsidiary or Parent thereof, or limit in any respect the right of the Company or any Subsidiary or Parent thereof to terminate such Participant's employment or other relationship with the Company or any Subsidiary or Parent, as the case may be, at any time.

         Section 11. AMENDMENT OF THE PLAN. The Board of Directors may amend the Plan from time to time as it deems desirable; provided, however, that, without the approval of the holders of a majority of the outstanding capital stock of the Company entitled to vote thereon or consent thereto, the Board of Directors may not amend the Plan (i) to increase (except for increases due to adjustments in accordance with Section 9 hereof) the aggregate number of shares of Common Stock for which Awards may be granted hereunder, or (ii) to change the class of Employees eligible to receive ISOs under the Plan.

         Section 12. TERMINATION OF THE PLAN. The Board of Directors may terminate the Plan at any time. Unless the Plan shall theretofore have been terminated by the Board of Directors, the Plan shall terminate ten years after the date of its initial adoption by the Board of Directors. No Award may be granted hereunder after termination of the Plan. The termination or amendment of the Plan shall not alter or impair any rights or obligations under any Award theretofore granted under the Plan.

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

         Section 13. EFFECTIVE DATE OF THE PLAN. The Plan shall be effective as of the effective date of the Company's Chapter 11 Plan, upon which effective date this Plan shall be deemed, pursuant to Section 303 of the Delaware General Corporation Law, to have been adopted and approved by the Corporation's Board of directors and stockholders.

         Section 14. CERTAIN RESTRICTIONS.

         (a) No amendment of this Plan with respect to this Section 14 may be made which would (i) increase the maximum amount that can be paid to any one Participant pursuant to this Plan or (ii) modify the requirements as to eligibility for participation in this Plan, unless the Company's shareholders have first approved such amendment in a manner which would permit the deduction under Section 162(m) (or any successor thereto) of the Code of such payment in the fiscal year it is paid. The Board of Directors shall amend this Section 14 and such other provisions as it deems appropriate, to cause amounts payable to Participants under this Plan to satisfy the performance based compensation requirements of Section 162(m) (or any successor thereto) and the Treasury regulations promulgated thereunder.

         (b) Notwithstanding any provision of this Plan (including the provisions of this Section 14) to the contrary, the amount of compensation which a Participant may receive with respect to Options which are granted hereunder shall be based solely on an increase in the value of the applicable shares of Common Stock after the date of grant of such Options. Thus, no Option with an exercise price less than the Fair Market Value of the related shares of Common Stock on the date of grant may be granted hereunder to a Participant. Furthermore, the maximum number of shares of Common Stock with respect to which Awards may be granted hereunder to any Participant during any twelve-month period may not exceed One Million (1,000,000) shares of Common Stock, subject to adjustment as provided in Section 9.

         Section 15. COMPLIANCE WITH SECURITIES AND OTHER LAWS. Each Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares of Common Stock subject to such Award upon any securities exchange or under any State or Federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of such shares thereunder, such shares may not be issued unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.


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